T. Rowe Price California Tax-Free Bond Fund

Supplement to Prospectus dated July 1, 2019

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2020, Austin Applegate will join Konstantine B. Mallas as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Applegate joined T. Rowe Price in 2011.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2020, Austin Applegate will join Konstantine B. Mallas as Cochairman of the fund’s Investment Advisory Committee. Mr. Applegate joined the Firm in 2011 and his investment experience dates from 2005. For the past five years, Mr. Applegate has served as a municipal bond credit research analyst and an associate portfolio manager for the municipal bond strategies with the Firm.

The date of this supplement is December 17, 2019.

F80-041 12/17/19